                                                                    Exhibit 10.8

                                   WAIVER NO.1

          WAIVER NO. 1 (this "Waiver"), dated as of August 19, 2003, with respect to (A) that certain Restructuring Support Agreement, dated as of August 1, 2003, as amended by the First Amendment dated as of August 7, 2003 (together with exhibits, annexes and attachments thereto, the "RSA"), by and among (i) DDi Corp. ("DDi"), DDi Intermediate Holdings Corp. ("DDi Intermediate"), DDi Capital Corp. ("DDi Capital"), Dynamic Details, Incorporated ("Details"), Dynamic Details, Incorporated, Silicon Valley ("DDISV") and their respective subsidiaries and affiliates (collectively, the "Company Group"), (ii) the Administrative Agent and (iii) the Consenting Lenders signatory thereto and (B) that certain Budget and Funding Agreement, dated as of August 1, 2003 (the "Budget and Funding Agreement"), by and among, (i) DDi, (ii) DDi Capital; (iii) Details; (iv) DDISV; (v) each Subsidiary Guarantor (as defined in the Budget and Funding Agreement); (vi) the Consenting Lenders; (vii) the Administrative Agent and (viii) the Professionals (as defined in the Budget and Funding Agreement) signatory thereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the RSA.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the RSA, the Consenting Lenders have agreed to implement a restructuring and reorganization of the Company Group pursuant to the Restructuring Terms as set forth on the Term Sheet;

     WHEREAS, the Company Group has requested that the Required Lenders enter into this Waiver on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Waiver.

          (a) Each member of the Company Group, the Administrative Agent and each of the Required Lenders hereby agree that, in light of the blackout that occurred on August 14, 2003, provided that DDi and DDi Capital file (i) voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court on or prior to August 21, 2003 (the "Petition Date") and (ii) the Conforming Disclosure Statement and the Conforming Plan with the Bankruptcy Court on or prior to August 30, 2003, and further provided that, the Consenting Subordinated Noteholders holding at least one-half (1/2) in aggregate principal amount of the debt held by Consenting Subordinated Noteholders Consenting Subordinated Noteholders and each member of the Company Group execute a waiver in the form annexed hereto as Exhibit A, (x) no Termination Event shall be deemed to have occurred under the RSA as a result of any default in the observance of Sections 4(b)(i) and 5(ii)(A) of the RSA, (y) no Termination Event will be deemed to have occurred under the RSA as a result of any default in the observance of Sections 4(b)(ii) and 5(ii)(B) of the RSA and (z) solely with respect to the failure to observe Section 5(ii)(A) of the RSA and the expected failure to observe Section 5(ii)(B) of the RSA, no Default shall be (or will be) deemed to have occurred under the Budget and Funding Agreement as a result of any default in the observance of Section 11(iv) of the Budget and Funding Agreement.

          (b) Each member of the Company Group, each of the Professionals, the Administrative Agent and each of the Required Lenders hereby agree that, solely with respect to the payments made to certain of the Professionals during the period from August 1 through August 14, 2003 by DDi, DDi Capital, Details or DDISV and provided that the Required Lenders approve the revised Initial Budget (as defined in the Budget and Funding Agreement) in the form annexed hereto as Exhibit B, (x) no Termination Event shall be deemed to have occurred under the RSA as a result of any default in the observance of Section 5(xiii) of the RSA and (y) no Default shall be deemed to have occurred under the Budget and Funding Agreement as a result of any default in the observance of Sections 11(ii)-(iv) of the Budget and Funding Agreement, it being understood that, as set forth in, and subject to any exception contained in, the Budget and Funding Agreement, the Consenting Lenders have not agreed and do not consent to the use of the Cash Collateral (as defined in the Budget and Funding Agreement) for payment of any obligation that either Details or DDISV may have (if any) to such Professionals.

     2. Agreements of the Required Lenders.

          (i) Approval of Revised Initial Budget. By execution of this Waiver, each of the Required Lenders approves the revised Initial Budget.

          (ii) Amendment to RSA. Provided that (x) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the aggregate principal amount of the Senior Discount Notes (collectively, the "Consenting Senior Discount Noteholders") execute a Senior Discount Noteholder Plan Support Agreement ("SDPSA"), in the form annexed hereto as Exhibit C prior to the Petition Date and (y) Hahn & Hessen LLP execute a joinder to the Budget and Funding Agreement as a Professional (as defined in the Budget and Funding Agreement) in the form annexed hereto as Exhibit D prior to the Petition Date, by execution of this Waiver, each Required Lender consents to the Administrative Agent entering into an amendment to the RSA, in the form annexed hereto as Exhibit E, which shall provide for (i) the inclusion of a description of the SDPSA in the recitals,
(ii) replace Schedule E of the Term Sheet with the term sheet annexed as Exhibit A to the SDPSA and (iii) include the occurrence of a Termination Event (as defined in the SDPSA) under the SDPSA as a new Termination Event in Section 5 of the RSA.

     3. Representations and Warranties. Each member of the Company Group hereby represents and warrants as of the date hereof that, after giving effect to this Waiver, (a) other than the Termination Events listed in this Waiver, no other Termination Event has occurred and is continuing, (b) all representations and warranties of each member of the Company Group contained in the RSA are true and correct in all material respects with the same effect as if made on and as of such date, and (c) the persons named below are duly authorized to execute and deliver, on behalf of each member of the Company Group, the Waiver; such persons are now the respective duly elected and qualified officers of each member of the Company Group, holding the offices indicated next to their respective names and the signature set forth on the signature line opposite their respective names is such officer's true and genuine signature, provided that the references to the RSA therein shall be deemed to be references to this Waiver and to the RSA as modified by this Waiver.

     4. No Change. Except as expressly provided herein, no term or provision of the RSA and the Budget and Funding Agreement shall be amended, modified or supplemented, and each term and provision of the RSA and the Budget and Funding Agreement shall remain in full force and effect.

     5. Reservation of Rights. Each member of the Company Group jointly and severally acknowledges and agrees that, (a) the Lenders and the Administrative Agent shall preserve all rights, remedies, power or privileges set forth in the RSA, the Budget and Funding Agreement and under applicable law and (b) nothing contained herein shall in any way limit or otherwise prejudice, and the Administrative Agent and the Lenders have reserved their right to invoke fully, any right, remedy, power or privilege which the Lenders or the Administrative Agent may not have or may have in the future under or in connection with the RSA, the Budget and Funding Agreement and applicable law, or diminish any of the obligations of (i) any member of the Company Group contained in the RSA and (ii) any member of the Company Group and any of the Professionals contained in the Budget and Funding Agreement. The rights, remedies, powers and privileges of the Administrative Agent and the Lenders provided under this Waiver, the RSA and the Budget and Funding Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     6. Payment of Fees and Expenses. Details and DDISV agree to pay or reimburse the Administrative Agent for its out-of-pocket costs and expenses incurred in connection with this Waiver, any documents prepared in connection herewith and the transactions contemplated hereby and any outstanding amounts relating thereto to the Administrative Agent's professional advisors including, without limitation, the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent, and the reasonable fees, charges and disbursements of FTI Consulting, subject to the Administrative Agent's approval of such fees.

     7. Effectiveness. This Waiver shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts hereof duly executed by each member of the Company Group and the Required Lenders. The effectiveness of this Waiver is further conditioned upon the payment of current fees and expenses billed by professionals and consultants engaged by the Administrative Agent.

     8. Counterparts. This Waiver may be executed by the parties hereto in any number of separate counterparts, by facsimile with originals to follow, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     9. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                     DDi CAPITAL CORP.


                                     By: /s/ JOHN STUMPF
                                         ---------------------------------------
                                         Title: CFO


                                     DYNAMIC DETAILS, INCORPORATED


                                     By: /s/ JOHN STUMPF
                                         ---------------------------------------
                                         Title: CFO


                                     DYNAMIC DETAILS, INCORPORATED, SILICON
                                     VALLEY


                                     By: /s/ JOHN STUMPF
                                         ---------------------------------------
                                         Title: CFO


                                     DYNAMIC DETAILS, INCORPORATED, VIRGINIA


                                     By: /s/ JOHN STUMPF
                                         ---------------------------------------
                                         Title: CFO


                                     DYNAMIC DETAILS TEXAS, L.P.


                                     By: /s/ JOHN STUMPF
                                         ---------------------------------------
                                         Title: CFO


                                     DYNAMIC DETAILS TEXAS HOLDINGS CORP.


                                     By: /s/ JOHN STUMPF
                                         ---------------------------------------
                                         Title: CFO


                                     By: DDi-TEXAS INTERMEDIATE HOLDINGS, L.L.C.


                                     By: /s/ JOHN STUMPF
                                         ---------------------------------------
                                         Title: CFO


                                     By: DYNAMIC DETAILS TEXAS HOLDINGS CORP.


                                     By: /s/ JOHN STUMPF
                                         ---------------------------------------
                                         Title: CFO

                                     By: DYNAMIC DETAILS INCORPORATED, COLORADO
                                         SPRINGS


                                     By: /s/ JOHN STUMPF
                                         ---------------------------------------
                                         Title: CFO


                                     By: DYNAMIC DETAILS INCORPORATED, TEXAS


                                     By: /s/ JOHN STUMPF
                                         ---------------------------------------
                                         Title: CFO


                                     JPMORGAN CHASE BANK, AS ADMINISTRATIVE
                                     AGENT, COLLATERAL AGENT AND
                                     CO-SYNDICATION AGENT


                                     By: /s/ MICHAEL LANCIA
                                         ---------------------------------------
                                         Title: Vice-President

                                     KIRKLAND & ELLIS LLP


                                     By: /s/ SHARON KOPMAN
                                         ---------------------------------------
                                         Title: Senior Associate


                                     PAUL, HASTINGS, JANOFSKY & WALKER LLP


                                     By: /s/ CARL ANDERSON
                                         ---------------------------------------
                                         Title: Partner


                                     HOULIHAN LOKEY HOWARD & ZUKIN


                                     By: /s/ ERIC WINTHROP
                                         ---------------------------------------
                                         Title: Vice President


                                     STUTMAN TREISTER & GLATT PROFESSIONAL
                                     CORPORATION


                                     By: /s/ Illegible
                                         ---------------------------------------
                                         Title: Shareholder


                                     AKIN GUMP STRAUSS HAUER & FELD LLP


                                     By: /s/ Illegible
                                         ---------------------------------------
                                         Title: Partner


                                     JEFFERIES GROUP INC.


                                     By: /s/ Illegible
                                         ---------------------------------------
                                         Title: Managing Director


                                     HAHN & HESSEN LLP


                                     By:
                                         ---------------------------------------
                                         Title:

                                     JPMorgan Chase Bank, as a Lender


                                     By: /s/ Michael Lancia
                                         ---------------------------------------
                                         Name: Michael Lancia
                                         Title: Vice President

[Signature Page to Waiver No. 1]

                                     Citizens Bank of MA, as a Lender


                                     By: /s/ Steven C. Petrarca
                                         ---------------------------------------
                                         Name: STEVEN C. PETRARCA
                                         Title: VICE PRESIDENT

[Signature Page to Waiver No. 1]

                                     Crescent/Mach I Partners, L.P
                                     by: TCW Asset Management Company
                                     Its Investment Manager


                                     By: /s/ Richard Kurth
                                         ---------------------------------------
                                         Name: RICHARD KURTH
                                         Title: SENIOR VICE PRESIDENT


                                     By: /s/ Jonathan R. Insull
                                         ---------------------------------------
                                         Name: JONATHAN R. INSULL
                                         Title: MANAGING DIRECTOR

                                     Lenders

                                     DRESDNER BANK AG, NEW YORK
                                     AND GRAND CAYMAN BRANCHES


                                     By: /s/ James M. Gallagher
                                         ---------------------------------------
                                         Name: JAMES M. GALLAGHER
                                         Title: DIRECTOR


                                     By: /s/ Lisa M. Overton
                                         ---------------------------------------
                                         Name: Lisa M. Overton
                                         Title: Associate

                                     Deutsche Bank Trust Company Americas,
                                     as a Lender


                                     By: /s/ Gregory Shefrin
                                         ---------------------------------------
                                         Name: Gregory Shefrin
                                         Title: Director

[Signature Page to Waiver No. 1]

                                     Grayston CLO 2001-01 Ltd.


                                     By: Bear Streams Asset Management Inc.
                                         as its Collateral Manager, as a Lender


                                     By: /s/ Jonathan Berg
                                         ---------------------------------------
                                         Name: Jonathan Berg
                                         Title: Vice President

[Signature Page to Waiver No. 1]

                                     GSC PARTNERS GEMINI FUND LIMITED, as a
                                     lender


                                     By: GSCP (NJ) L.P., as Collateral
                                         Monitor


                                     By: GSCP (NJ), INC., its General Partner


                                     By: /s/ Harvey B. Siegel
                                         ---------------------------------------
                                         Name: Harvey B. Siegel
                                         Title: Authorized Signatory

                                     HARBOUR TOWN FUNDING TRUST, as a Lender


                                     By: /s/ Ann E. Morris
                                         ---------------------------------------
                                         Name: ANN E. MORRIS
                                         Title: AUTHORIZED AGENT

[Signature Page to Waiver No. 1]

                                     IBM Credit LLC, as a Lender


                                     By: /s/ Steven A. Flanagan
                                         ---------------------------------------
                                         Name: Steven A. Flanagan
                                         Title: Manager, Global Special Handling

[Signature Page to Waiver No. 1]

                                     INDOSUEZ CAPITAL FUNDING IIA, LIMITED


                                     By: Indosuez Capital as Portfolio Advisor


                                     By: /s/ Charles Kobayashi
                                         ---------------------------------------
                                         Name: Charles Kobayashi
                                         Title: Principal and Portfolio Manager

[Signature Page to Waiver No. 1]

                                     MASSACHUSETTS MUTUAL
                                     LIFE INSURANCE, as a Lender


                                     By: /s/ Steven J. Katz
                                         ---------------------------------------
                                         Name: STEVEN J. KATZ
                                         Title: SECOND VICE PRESIDENT AND
                                                ASSOCIATE GENERAL COUNSEL

[Signature Page to Waiver No. 1]

                                     MASTER SENIOR FLOATING RATE TRUST


                                     By: /s/ Philip J. Brendel
                                         ---------------------------------------
                                         Philip J. Brendel
                                         Authorized Signatory


                                     DEBT STRATEGIES FUND, INC.


                                     By: /s/ Philip J. Brendel
                                         ---------------------------------------
                                         Philip J. Brendel
                                         Authorized Signatory


                                     MERRILL LYNCH PRIME RATE PORTFOLIO


                                     By: Merrill Lynch Investment Management,
                                         L.P. as Investment Advisor


                                     By: /s/ Philip J. Brendel
                                         ---------------------------------------
                                         Philip J. Brendel
                                         Authorized Signatory

[Signature Page to Waiver No. 1]

                                     Morgan Stanley Prime Income Trust,
                                     as a Leader


                                     By: /s/ Peter Gewirtz
                                         ---------------------------------------
                                         Name: Peter Gewirtz
                                         Title: Vice President

[Signature Page to Waiver No. 1]

                                     Sankaty Advisors, LLC, as Collateral
                                     Manager for Brant Point II CBO 2000-1
                                     LTD., as Term Lender


                                        By: /s/ Diane J. Exter
                                            ------------------------------------
                                            Name: DIANE J. EXTER
                                            Title: MANAGING DIRECTOR
                                                   PORTFOLIO MANAGER

[Signature Page to Waiver No. 1]

                                     Sankaty Advisors, LLC as Collateral
                                     Manager for Castle Hill I - INGOTS, Ltd., as Term Lender



                                        By: /s/ Diane J. Exter
                                            ------------------------------------
                                            Name: DIANE J. EXTER
                                            Title: MANAGING DIRECTOR
                                                   PORTFOLIO MANAGER

[Signature Page to Waiver No. 1]

                                     Sankaty Advisors, LLC as Collateral
                                     Manager for Race Point CLO, Limited,
                                     as Term Lender



                                        By: /s/ Diane J. Exter
                                            ------------------------------------
                                            Name: DIANE J. EXTER
                                            Title: MANAGING DIRECTOR
                                                   PORTFOLIO MANAGER

[Signature Page to Waiver No. 1]

                                     Sankaty High Yield Partners II, L.P.,
                                     as a Lender


                                        By: /s/ Diane J. Exter
                                            ------------------------------------
                                            Name: DIANE J. EXTER
                                            Title: MANAGING DIRECTOR
                                                   PORTFOLIO MANAGER

[Signature Page to Waiver No. 1]

                                     Smoky River CDO, L.P.,


                                     By RBC Leveraged Capital as Portfolio
                                        Advisor


                                     By: /s/ Melissa Marano
                                         ---------------------------------------
                                         Name: Melissa Marano
                                         Title: Authorized Signatory

[Signature Page to Waiver No. 1]

                                     TCW SELECT LOAN FUND, LIMITED


                                     By: TCW Advisors, Inc. as its
                                         Collateral Manager


                                     By: /s/ Illegible
                                         ---------------------------------------
                                         Name: Illegible
                                         Title: SENIOR VICE PRESIDENT


                                     By: /s/ Jonathan R. Insull
                                         ---------------------------------------
                                         Name: JONATHAN R. INSULL
                                         Title: MANAGING DIRECTOR

                                     VAN KAMPEN SENIOR LOAN FUND


                                     By: Van Kampen Investment Advisory Corp.,
                                         as a Lender


                                        By: /s/ Christina Jamieson
                                           -------------------------------------
                                           Name: CHRISTINA JAMIESON
                                           Title: VICE PRESIDENT

[Signature Page to Waiver No. 1]